Exhibit 99

PPG Industries, Inc
One PPG Place
Pittsburgh, Pa. 15272 USA
www.ppg.com

News	Contact:
Jeff Worden
412-434-3046

Investors:
Douglas B. Atkinson
412-434-2120

PPG directors set dividend

PITTSBURGH, July 15, 2004 – The board of directors of PPG Industries today declared a regular quarterly dividend of 45 cents a share, payable Sept. 10 to shareholders of record Aug. 10.

PPG has paid uninterrupted dividends since 1899.